UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 22, 2007
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On October 22, 2007 Business Objects S.A. (the “Company”) issued a press release announcing the filing of a draft prospectus with the Autorité des marchés financiers in response to the tender offer initiated by SAP France S.A. for the Company’s shares, convertible bonds and warrants. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release of Business Objects S.A. issued October 22, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 22, 2007

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Business Objects S.A. issued October 22, 2007